UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

_______________________

Date of Report (Date of earliest event reported): June 24, 2020

PERMA-PIPE INTERNATIONAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-18370	36-3922969
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6410 West Howard Street, Niles, Illinois 60714

(Address of principal executive offices, including zip code)

(847) 966-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	PPIH	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 23, 2020, Perma-Pipe International Holdings, Inc. (the “Company”) held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”). Set forth below is information regarding the results of the matters voted on by the Company’s stockholders at the Annual Meeting.

Proposal 1.     Elect five directors to hold office until the Company’s 2021 Annual Meeting of Stockholders and until their successors are otherwise duly elected and qualified:

Director Nominee	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
David S. Barrie	4,924,310	255,535	4,280	777,699
Cynthia A. Boiter	5,072,604	107,241	4,280	777,699
David B. Brown	4,992,736	187,109	4,280	777,699
David J. Mansfield	5,012,025	167,820	4,280	777,699
Jerome T. Walker	5,069,304	110,541	4,280	777,699

All directors were elected with over 95% of the shares voted at the Annual Meeting voting for their re-election compared to approximately 77% of the shares voted at the 2019 Annual Meeting of Stockholders.

Proposal 2.     Advisory vote to approve the compensation of the Company’s named executive officers:

Votes For	Votes Against	Abstentions	Broker Non-Votes
4,471,539	691,922	20,664	777,699

The Company's proposal regarding the compensation of the named executive officers was approved by almost 87% of the shares voted at the Annual Meeting.

Proposal 3. Ratify the selection of Grant Thornton LLP ("Grant Thornton") as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2021:

Votes For	Votes Against	Abstentions
5,367,764	4,251	589,809

The Company's proposal regarding the selection of Grant Thornton was approved by over 99% of the shares voted at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERMA-PIPE INTERNATIONAL HOLDINGS, INC.

Date: June 24, 2020	By: /s/ D. Bryan Norwood
D. Bryan Norwood
Vice President and Chief Financial Officer